Exhibit 99.2

1 NASDAQ: SNOA SONOMA PHARMACEUTICALS RESULTS FOR THE QUARTER ENDED 30 September 2018 November 8, 2018

2 NASDAQ: SNOA Agenda Welcome / Introduction September Quarter 2018 Highlights Financial Review Q+A Jim Schutz Bob Miller Jim Schutz / Bob Miller / Marc Umscheid Jim Schutz

3 NASDAQ: SNOA Forward - Looking Statement Except for historical information herein, matters set forth in this presentation are forward - looking within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including statements about the commercial and technology progress and future financial performance of Sonoma Pharmaceuticals, Inc . and its subsidiaries (the “Company”) . These forward - looking statements are identified by the use of words such as “believe,” “achieve,” and “strive,” among others . Forward - looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, the Company will not have sufficient capital to implement its business plan, invalidated or circumvented by its competitors, the available market for the Company’s products will not be as large as expected, the Company’s products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to fund further development and clinical studies, as well as uncertainties relative to varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission . The Company disclaims any obligation to update these forward - looking statements, except as required by law .

4 NASDAQ: SNOA Results from the Quarter Ended 30 Sep 2018 4 Total Revenue = $4.9M Up 14% versus same period last year Up 13% versus the quarter ending 30 Jun 2018 EBITDA = ($1.95M) Cash as of 30 Sep 2018 = $4M

5 NASDAQ: SNOA Epicyn Antimicrobial Facial Cleanser - US New! In January 2019

6 NASDAQ: SNOA Sold individually Sold as Combo pack Gramacyn - Brazil New! In November 2018

7 NASDAQ: SNOA Tirado - Sánchez A, Ponce - Olivera : Efficacy and Tolerance of Superoxidized Solution in the Treatment of Mild to Moderate Inflammatory Acne. A Double - Blinded, Placebo - Controlled, Parallel - Group, Randomized, Clinical Trial.” J Derm Treatment 20, (5) 289 – 292, 2009. Study Results of Double Blinded, Placebo - Controlled, Randomized Clinical Trial of HOCl for Acne Lesions HOCl BPO

8 NASDAQ: SNOA Quarterly Comparison of Key Financial Metrics Quarter Ended Quarter Ended Sept 30 , 2017 Quarter Ended June 30 , 2018 September 30 , 2018 Amount Variance  Amount Variance  Total net revenues $4,939 $4,325 $614 14  $4,369 $570 13  Product revenues $4,653 $4,144 $491 12  $4,096 $539 13  International revenues $2,209 $1,876 $333 18  $2,124 $85 4  U.S. revenues $2,426 $2,268 $158 7  $1,971 $455 23  U.S. dermatology, prescriptions filled 17,410 15,591 $1,819 12% 14,726 2,684 18% U.S. dermatology, factory units sold 16,282 17,166 (884) - 5  13,177 3,105 24  U.S. dermatology, net revenues $1,484 $1,621 ($137) - 8  $1,207 $277 23  Operating expenses minus non - cash expenses $4,468 $4,237 $231 5  $4,915 ($447) - 9  Net loss minus non - cash expenses (EBITDA) $1,950 $2,263 ($313) - 14  $3,084 ($1,134) - 37  Cash & cash equivalents $4,048 $9,983 ($5,935) - 59% $7,685 ($3,637)  47  * dollars in thousands, unaudited

9 NASDAQ: SNOA 0 1,106 2,724 3,361 4,059 3,769 4,809 5,793 6,648 5,659 5,446 6,728 7,174 6,804 5,319 6,146 7,968 0 39 1,043 2,305 3,103 2,833 3,339 4,275 4,341 3,425 3,253 4,053 4,348 4,218 3,466 3,785 4,879 0 134 476 635 526 625 970 1,326 1,771 1,916 1,491 1,514 920 0 1,084 1,725 1,656 1,381 1,294 1,358 2,113 1,664 1,440 1,449 0 75 635 1,019 939 1,014 817 791 867 0 57 911 1,050 1,327 0 1,145 3,767 5,666 7,162 6,736 8,624 11,787 13,240 11,439 11,684 14,421 15,591 16,122 13,667 14,726 17,410 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Sep-14 QTR Ended Dec-14 QTR Ended Mar-15 QTR Ended Jun-15 QTR Ended Sep-15 QTR Ended Dec-15 QTR Ended Mar-16 QTR Ended Jun-16 QTR Ended Sep-16 QTR Ended Dec-16 QTR Ended Mar-17 QTR Ended Jun-17 QTR Ended Sep-17 QTR Ended Dec-17 QTR Ended Mar-18 QTR Ended Jun-18 QTR Ended Sep-18 QTR Ended Total Dispensed Prescriptions Levicyn Celacyn Mondoxyne Ceramax Sebuderm Loyon Total Prescriptions Filled by Dermatology Product Lines (IMS)

10 NASDAQ: SNOA 0 1,106 3,573 4,963 4,274 3,008 4,190 6,201 6,827 7,175 5,712 6,757 7,327 8,383 4,807 6,576 7,808 0 39 3,068 2,580 4,284 3,571 3,382 4,298 4,405 4,204 3,488 4,914 4,938 4,930 3,082 4,214 4,567 1,092 546 582 222 318 414 921 1,217 1,733 1,699 1,185 1,245 773 0 689 1,410 1,908 1,440 1,080 1,212 2,382 1,354 1,300 939 0 24 648 930 948 1,206 752 756 870 0 1,008 24 859 894 1,325 0 1,145 6,641 7,543 9,650 7,125 8,154 11,410 12,960 13,725 12,209 14,898 17,166 18,624 12,039 14,985 16,758 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Sep-14 QTR Ended Dec-14 QTR Ended Mar-15 QTR Ended Jun-15 QTR Ended Sep-15 QTR Ended Dec-15 QTR Ended Mar-16 QTR Ended Jun-16 QTR Ended Sep-16 QTR Ended Dec-16 QTR Ended Mar-17 QTR Ended Jun-17 QTR Ended Sep-17 QTR Ended Dec-17 QTR Ended Mar-18 QTR Ended Jun-18 QTR Ended Sep-18 QTR Ended Total Dispensed Prescriptions Levicyn Celacyn Mondoxyne Ceramax Sebuderm Loyon Total Factory Units Sold by Dermatology Product Lines

11 NASDAQ: SNOA Impact of Wholesaler Inventory on Revenue Inventory units